SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 18, 2002


                              99(CENT) ONLY STORES
               (Exact Name of Registrant as Specified in Charter)



         California                    1-11735                   95-2411605
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


                         4000 East Union Pacific Avenue
                       City of Commerce, California 90023
                    (Address of Principal Executive Offices)


                                 (323) 980-8145
                         (Registrant's Telephone Number)


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ITEM 5. OTHER EVENTS

     Reference is made to the press release of Registrant, issued on April 18, 2002, which contains information meeting the requirements of this Item 5, and which are incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



April 18, 2002                            99(cent)ONLY STORES



                                          By:  /S/ ANDY FARINA
                                             ----------------------------------
                                               Andy Farina
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBITS


99.1     Press Release dated April 18, 2002.

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